EXHIBIT 10.2
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                                                               EXECUTION VERSION


                            PARENT GUARANTY

      This GUARANTY is entered into as of July 17, 2006 by NextWave Wireless Inc. (the "GUARANTOR") in favor of and for the benefit of The Bank of New York, as Collateral Agent for and as representative of (in such capacity, together with its successors and assigns herein called "GUARANTIED PARTY") the holders of the Notes (as defined in the Purchase Agreement referred to below) (sometimes referred to as "HOLDERS" or "BENEFICIARIES") issued pursuant to that certain Purchase Agreement dated as of July 17, 2006 (as it may be amended, supplemented or otherwise modified from time to time, the "PURCHASE AGREEMENT"; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) by and among NextWave Wireless LLC, a Delaware limited liability company ("COMPANY"), Guarantor from time to time party thereto, the Purchasers named therein and the Guarantied Party, as Collateral Agent.

      WHEREAS, effective as of the Conversion Date, Guarantor will own all of the issued and outstanding Capital Stock of Company;

      WHEREAS, the Purchase Agreement requires that, upon consummation of the Conversion, Company's obligations under the Note Documents will be guarantied by Guarantor; and

      WHEREAS, Guarantor is willing irrevocably and unconditionally to guaranty such obligations of Company, effective as of the Conversion Date.

      NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

      1. GUARANTY. Guarantor unconditionally guaranties, as primary obligor and not merely as surety, the due and punctual payment in full of all Guarantied Obligations (as hereinafter defined) when the same shall become due, whether at stated maturity, by acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code). The term "GUARANTIED OBLIGATIONS" is used herein in its most comprehensive sense and includes any and all obligations of Company in respect of notes, advances, borrowings, loans, debts, interest, fees, costs, expenses (including, without limitation, legal fees), indemnities and liabilities of whatsoever nature, now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Purchase Agreement, the Notes and the other Note Documents.

      Guarantor acknowledges that the Guarantied Obligations have been and are being incurred for, and will inure to, its benefit.

      Any interest on any portion of the Guarantied Obligations that accrues after the commencement of any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or

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arrangement of Company (or, if interest on any portion of the Guarantied
Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceeding had not been commenced) shall be included in the Guarantied Obligations because it is the intention of Guarantor and Guarantied Party that the Guarantied Obligations should be determined without regard to any rule of law or order that may relieve Company of any portion of such Guarantied Obligations.

      In the event that all or any portion of the Guarantied Obligations is paid by Company, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from Guarantied Party or any other Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Guarantied Obligations.

      Subject to the other provisions of this Section 1, upon the failure of Company to pay any of the Guarantied Obligations when and as the same shall become due, Guarantor will upon demand pay, or cause to be paid, in cash, to Guarantied Party for the ratable benefit of Beneficiaries, an amount equal to the aggregate of the unpaid Guarantied Obligations.

      2. GUARANTY ABSOLUTE; CONTINUING GUARANTY. The obligations of Guarantor hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees that: (a) this Guaranty is a guaranty of payment when due and not of collectibility; (b) Guarantied Party may enforce this Guaranty upon the occurrence and during the continuance of an Event of Default under the Purchase Agreement; (c) the obligations of Guarantor hereunder are independent of the obligations of Company under the Note Documents and the obligations of any other guarantor of obligations of Company and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against Company or any of such other guarantors and whether or not Company is joined in any such action or action and (d) a payment of a portion, but not all, of the Guarantied Obligations by one or more guarantors shall in no way limit, affect, modify or abridge the liability of such or any other guarantor for any portion of the Guarantied Obligations that has not been paid. This Guaranty is a continuing guaranty and shall be binding upon Guarantor and its successors and assigns, and Guarantor irrevocably waives any right (including, without limitation, any such right arising under New York Civil Code
Section 2815) to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.

      3. ACTIONS BY BENEFICIARIES. Any Beneficiary may from time to time, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any limitation, impairment or discharge of any Guarantor's liability hereunder, (a) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the Guarantied Obligations and take and hold security for the


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payment of this Guaranty or the Guarantied Obligations, (d) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person with respect to the Guarantied Obligations, (e) enforce and apply any security now or hereafter held by or for the benefit of any Beneficiary in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Guarantied Party or the other Beneficiaries, or any of them, may have against any such security, consistent with the Purchase Agreement and the Note Documents, including and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (f) exercise any other rights available to Guarantied Party or the other Beneficiaries, or any of them, under the Note Documents.

      4. NO DISCHARGE. This Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Guarantied Obligations), including without limitation the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (a) any failure to assert or enforce, or any agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations, (b) any waiver or modification of, or any consent to departure from, any of the terms or provisions of the Purchase Agreement, the Notes, any of the other Note Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guarantied Obligations, (c) any agreement relating to the Guarantied Obligations at any time being found to be illegal, invalid or unenforceable in any respect, (d) the application of payments received from any source to the payment of indebtedness other than the Guarantied Obligations, even though Guarantied Party or the other Beneficiaries, or any of them, might have elected to apply such payment to any part or all of the Guarantied Obligations, (e) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations, (f) any defenses, set-offs or counterclaims which Company may assert against Guarantied Party or any Beneficiary in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (g) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of a Guarantor as an obligor in respect of the Guarantied Obligations.

      5. WAIVERS. Guarantor waives, for the benefit of Beneficiaries: (a) any right to require Guarantied Party or the other Beneficiaries, as a condition of payment or performance by Guarantor, to (i) proceed against Company, any other guarantor of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from Company, any other guarantor of the Guarantied Obligations or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of Company or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Company including, without limitation, any defense based on or arising out of the lack of validity


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or the unenforceability of any agreement or instrument relating to the
Guarantied Obligations or by reason of the cessation of the liability of Company from any cause other than payment in full of the Guarantied Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon Guarantied Party's or any other Beneficiary's errors or omissions in the administration of the Guarantied Obligations, except behavior that amounts to bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any Lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Purchase Agreement, or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to Company and notices of any of the matters referred to in Sections 3 and 4 and any right to consent to any thereof; and (g) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

      6. GUARANTORS' RIGHTS OF SUBROGATION, CONTRIBUTION, ETC.; SUBORDINATION OF OTHER OBLIGATIONS. Until the Guarantied Obligations shall have been paid in full, Guarantor shall withhold exercise of (a) any claim, right or remedy, direct or indirect, that Guarantor now has or may hereafter have against Company or any of its assets in connection with this Guaranty or the performance by Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement or indemnification that Guarantor now has or may hereafter have against Company, (ii) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Company, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary and (b) any right of contribution Guarantor now has or may hereafter have against any other guarantor of any of the Guarantied Obligations. Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Guarantor may have against Company or against any collateral or security, and any rights of contribution Guarantor shall have against any other guarantor, shall be junior and subordinate to any rights Guarantied Party or the other Beneficiaries may have against Company, and to all right, title and interest Guarantied Party or the other Beneficiaries may have in any such collateral or security, and to any right Guarantied Party or the other Beneficiaries may have against such other guarantor.

      Any indebtedness of Company now or hereafter held by any Guarantor is subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of Company to a Guarantor collected or received by Guarantor after an Event of Default has occurred and is continuing, and any amount paid to a Guarantor on account of any subrogation, reimbursement, indemnification or


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contribution rights referred to in the preceding paragraph when all Guarantied
Obligations have not been paid in full, shall be held in trust for Guarantied Party on behalf of Beneficiaries and shall forthwith be paid over to Guarantied Party for the benefit of Beneficiaries to be credited and applied against the Guarantied Obligations.

      7. EXPENSES. Guarantor agrees to pay, or cause to be paid, on demand, and to save Guarantied Party and the other Beneficiaries harmless against liability for, (i) any and all costs and expenses (including fees, costs of settlement, and disbursements of counsel and allocated costs of internal counsel) incurred or expended by Guarantied Party or any other Beneficiary in connection with the enforcement of or preservation of any rights under this Guaranty and (ii) any and all costs and expenses (including those arising from rights of indemnification) required to be paid by Guarantor under the provisions of any other Note Document.

      8. FINANCIAL CONDITION OF COMPANY. No Beneficiary shall have any obligation, and Guarantor waives any duty on the part of any Beneficiary, to disclose or discuss with Guarantor its assessment, or Guarantor's assessment, of the financial condition of Company or any matter or fact relating to the business, operations or condition of Company. Guarantor has adequate means to obtain information from Company on a continuing basis concerning the financial condition of Company and its ability to perform its obligations under the Note Documents, and Guarantor assumes the responsibility for being and keeping informed of the financial condition of Company and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations.

      9. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants on and as of the Conversion Date, and immediately after giving effect to the issuance of the Warrants, that:

            (a)   Organization, Powers.

            Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite corporate power and authority, as applicable, to own and operate its respective properties and to carry on its respective business as now conducted and as proposed to be conducted, to enter into this Agreement and the other Note Documents to which it is a party, to carry out the transactions contemplated hereby and thereby and to issue and deliver the Warrants. Guarantor has not engaged in any business or activity, other than activities reasonably related to the Conversion and the issuance of the Warrants.

            (b)   Qualification and Good Standing.

            Guarantor is qualified or authorized to do business and is in good standing in the jurisdiction of its organization and in every other jurisdiction where the failure to be so qualified could reasonably be expected to have a Material Adverse Effect.

            (c)   Subsidiaries; Capitalization.

            Schedule 9(c) (which shall be delivered to each Beneficiary on the Conversion Date) sets forth a true and correct list of (i) the holders of 5% or more of the Capital Stock of Guarantor as of the Conversion Date, (ii) the aggregate number of shares of each class of Capital Stock of Guarantor issued


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and outstanding on the Conversion Date (after giving effect to the Conversion)
and (iii) the maximum number of shares of each such class of Common Stock issuable pursuant to any rights, options, warrants, conversion rights, stock appreciation rights, employee stock plans or other similar agreements or understandings for the purchase or acquisition of any shares of Capital Stock or other securities of Guarantor, the Company or any of its Subsidiaries. Upon consummation of the Conversion on the Conversion Date, all of the issued and outstanding Common Stock of Guarantor is duly authorized and validly issued, fully paid and non-assessable. The shares of Common Stock to be issued pursuant to the Warrant Agreement have been duly authorized and, when issued as contemplated by the Warrant Agreement, will be validly issued, fully paid and nonassessable and free of preemptive rights pursuant to law or in the Guarantor's Certificate of Incorporation or by-laws. As of the Conversion Date, Guarantor owns 100% of the stock of Company. Except as set forth on Schedule 9(c), as of the Conversion Date, there are no pre-emptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, employee stock plans or other similar agreements or understandings for the purchase or acquisition of any shares of Capital Stock or other securities of Guarantor, the Company or any of its Subsidiaries.

            (d)   Due Authorization.

            The execution, delivery and performance of the Note Documents to which Guarantor is party and the issuance and delivery of the Warrants and this Guaranty by Guarantor have been duly authorized by all necessary corporate action on the part of Guarantor.

            (e)   No Conflict.

            The execution, delivery and performance by Guarantor of the Note Documents to which it is a party, including the issuance and delivery of the Warrants and this Guaranty do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Guarantor or violate any Organizational Documents of Guarantor, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any FCC License, Spectrum Lease or other Material Contract of Guarantor or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Guarantor (except pursuant to the Note Documents), (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Guarantor, except for such approvals or consents obtained on or before the Conversion Date or (v) give rise (except pursuant to the Note Documents) to any preemptive rights, rights of first refusal or other similar rights on behalf of any Person under any Applicable Law or any provision of the Organizational Documents of Guarantor or any Material Contract to which Guarantor is a party or by which Guarantor is bound.

            (f)   Governmental Consents.

            The execution, delivery and performance by Guarantor of the Note Documents to which it is a party, including the issuance and delivery of the Warrants, do not and will not require any Governmental Authorization by any Governmental Authority (including the FCC) except to the extent obtained on or before the Conversion Date.



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            (g)   Binding Obligations.

            Each Note Document to which Guarantor is a party has been duly executed and delivered by Guarantor and is the legally valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability, whether considered at law or equity.

            (h)   Representations and Warranties.

            All statements contained in any certificate delivered to the Beneficiaries or the Guarantied Party by or on behalf of Guarantor pursuant to or in connection with this Agreement as of the Conversion Date shall be deemed to constitute representations and warranties under this Agreement with the same force and effect as the representations and warranties expressly set forth herein.

            (i)   Disclosure.

            The representations and warranties of Guarantor contained in this Guaranty and the information contained in the other documents, certificates and written statements furnished to any of the Beneficiaries by or on behalf of the Guarantor for use in connection with the transactions contemplated by the Note Documents, including the Form 10 and other documents filed with the SEC, when taken together, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made.

            (j)   Conversion.

            The Conversion has been effected in accordance with the Form 10.

            (k)   Tax Matters.

            Guarantor is not a U.S. real property interest within the meaning of
Section 897 of the Code. Guarantor is taxable as a corporation for Federal income tax purposes.

      10. COVENANTS. So long as any part of the Guarantied Obligations shall remain unpaid, Guarantor covenants to each Beneficiary as follows:.

            (a)   Financial Statements and Other Reports.

            The Guarantor will maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP.

            (b)   Taxes.



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            The Guarantor will pay all material Taxes imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises, and all material claims (including, without limitation, claims for labor, services, materials and supplies) for sums that have become due and payable before the same shall become a Lien (other than Liens permitted pursuant to Section 5.12(a) of the Purchase Agreement); provided that no such Tax or claims need be paid if being contested in good faith by appropriate proceedings and if a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

            (c)   Compliance with Law.

            The Guarantor will comply with all Applicable Laws except for such noncompliance that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

            (d)   Limitation on Restricted Payments.

            Guarantor shall not, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Payment; provided that the foregoing shall not prohibit:

                  (1) the repurchase of Capital Stock of the Guarantor deemed to occur upon the exercise of options or warrants to the extent that such Capital Stock represents all or a portion of the exercise price;

                  (2) Restricted Payments constituting the repurchase of Capital Stock of the Guarantor, constituting fractional shares, in an aggregate amount not exceeding $100,000 per Fiscal Year; and

                  (3) the repurchase, redemption or other acquisition or retirement for value of any Capital Stock of the Guarantor, held by any current or former employee, consultant or director of the Company or Guarantor, or any of its Subsidiaries pursuant to the terms of any employee equity subscription agreement, stock option agreement or similar agreement approved by a majority of the disinterested members of the Board of Directors of the Guarantor, in an aggregate amount not exceeding $500,000 per Fiscal Year.

                  (4) Restricted Payments, to holders of Capital Stock of the Company prior to the Conversion Date, in an aggregate amount not to exceed 40% of the taxable income allocable to such Beneficiaries solely with respect to their ownership interest in the Company for the period from January 1, 2006 to the Conversion Date and otherwise in accordance with the terms of the Company LLC Agreement as in effect on the date hereof.

            (e)   Liens and Related Matters.

                  (1) PROHIBITION ON LIENS. The Guarantor shall not, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of the Guarantor, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or


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other similar notice of any Lien with respect to any such property, asset, income or profits under the UCC or under any similar recording or notice statute, except (i) Liens in favor of the Collateral Agent securing the obligations of the Guarantor under this Agreement, (ii) Liens arising from judgments, decrees or attachments to the extent and only so long as such judgment, decree or attachment does not constitute an Event of Default and (iii) Liens for Taxes the payment of which, at the relevant time, is not required by
Section 10(b) hereof;.

                  (2) NO NEGATIVE PLEDGES. Guarantor shall not enter into any agreement or remain party to any agreement prohibiting the creation or assumption of any Lien upon any of the Collateral, whether now owned or hereafter acquired, to secure obligations under any Note Documents, including this Agreement.

            (f)   Indebtedness.

            The Guarantor shall not directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except Indebtedness under this Agreement and as otherwise permitted by the other Note Documents.

            (g)   Asset Sales.

            The Guarantor will not consummate any Asset Sale.

            (h)   Merger and Consolidation.

            The Guarantor shall not, directly or indirectly: (i) consolidate or merge with or into another Person (whether or not the Guarantor is the surviving corporation) (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Guarantor and its Subsidiaries taken as a whole, in one or more related transactions, to another Person, or (iii) consummate a stock sale or other business combination (including without limitation, a reorganization, recapitalization, spin-off or scheme or arrangement) with another Person, whereby such other Person acquires more than 50% of the outstanding shares of Common Stock; except that, the Company may merge with and into Guarantor, provided that Guarantor shall have assumed all of the obligations of the Company under the Notes, the Note Purchase Agreement and other Note Documents, and shall have delivered to each Beneficiary evidence satisfactory to Required Holders and Collateral Agent (including without limitation, if requested by Required Holders, a legal opinion of Counsel to Guarantor) that the Notes and other obligations of Company under the Note Documents are enforceable against Guarantor and that Collateral Agent continues to have a First Priority Lien on all Collateral of Company, and (z) subject to
Section 5.18 of the Purchase Agreement, the Guarantor may merge with or into another Person, provided that the surviving entity shall be a corporation organized in the United States, shall have assumed all of the obligations of the Guarantor hereunder and under the other Note Documents, and shall have delivered to each Beneficiary evidence satisfactory to Required Holders and Collateral Agent (including without limitation, if requested by Required Holders, a legal opinion of Counsel to the Guarantor) that the obligations of the Guarantor under the Note Documents are enforceable against such Person and that Collateral Agent


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continues to have a First Priority Lien on all Collateral, and provided further that, after giving effect to such merger, no Default or Event of Default shall have occurred and be continuing.

            (i)   Nature of Business; Subsidiaries.

            Guarantor shall be a holding company and shall not engage in any business or other activities, other than the issuance of its Capital Stock, the ownership of the Capital Stock of the Company, activities as are customary for a publicly traded holding company that is not itself an operating company, and other activities expressly contemplated by the Purchase Agreement. Unless and until the Company shall have merged into the Guarantor in accordance with
Section 5.15(y) of the Purchase Agreement, Guarantor shall not create, acquire or make any investment in any direct Subsidiary other than the Company.

            (j)   Waiver of Stay, Extension or Usury Laws.

            The Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law which prohibits or forgives the Guarantor from paying all or any portion of the Guarantied Obligations as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Agreement; and (to the extent that it may lawfully do so) the Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Beneficiaries, but will suffer and permit the execution of every such power as though no such law had been enacted.

            (k)   Spectrum Holdings.

            All Spectrum Holdings of the Guarantor and its Subsidiaries shall be held by a License Subsidiary (or, in the case of a Foreign License or Foreign Spectrum Lease, a Foreign Subsidiary of the Company).

            (l)   OFAC.

            The Guarantor will not (i) become a person whose property or interests in property are blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism (66 Fed. Reg. 49079(2001)), (ii) engage in any dealings or transactions prohibited by Section 2 of such executive order, or be otherwise associated with any such person in any manner violative of Section 2, or (iii) otherwise become a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other OFAC regulation or executive order.

      11. SET OFF. In addition to any other rights any Beneficiary may have under law or in equity, upon the occurrence and during the continuation of an Event of Default, such Beneficiary is authorized at any time or from time to time, without notice (any such notice being expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including but not limited to indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of such Beneficiary owing to a Guarantor and any other property of Guarantor held by a Beneficiary to or for the credit or the account of Guarantor against and on account of the Guarantied Obligations and liabilities of Guarantor to any Beneficiary under this Guaranty.

      12. AMENDMENTS AND WAIVERS. No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall in any event be effective without the written concurrence of Guarantied Party and, in the case of any such amendment or modification, Guarantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

      13. SUCCESSORS AND ASSIGNS. This Guaranty will be binding upon Guarantor and its successors and assigns and will inure to the benefit of successors and assigns of the Beneficiaries permitted under the Purchase Agreement and, in the event of any such transfer or assignment of rights by any Beneficiary, the rights and privileges conferred upon that party in this Guaranty and in the Notes shall automatically extend to and be vested in such transferee or assignee.

      14. MISCELLANEOUS. It is not necessary for Beneficiaries to inquire into the capacity or powers of Guarantor or Company or the officers, directors or any agents acting or purporting to act on behalf of any of them.

      15. EFFECTIVE DATE. This Guaranty will become effective upon consummation of the Conversion on the Conversion Date.

      The rights, powers and remedies given to Beneficiaries by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Beneficiaries by virtue of any statute or rule of law or in any of the Note Documents or any agreement between one or more guarantors and one or more Beneficiaries or between Guarantor and one or more Beneficiaries. Any forbearance or failure to exercise, and any delay by any Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

      In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

      THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTOR, GUARANTIED PARTY AND THE OTHER BENEFICIARIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

      ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS

PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY. Guarantor agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Guarantor at its address set forth below its signature hereto, such service being acknowledged by Guarantor to be sufficient for personal jurisdiction in any action against Guarantor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Guarantied Party or any Beneficiary to bring proceedings against Guarantor in the courts of any other jurisdiction.

      GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, GUARANTIED PARTY EACH AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, GUARANTIED PARTY EACH (I) ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR GUARANTOR AND GUARANTIED PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT GUARANTOR AND GUARANTIED PARTY HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS GUARANTY OR ACCEPTING THE BENEFITS THEREOF, AS THE CASE MAY BE, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS, AND (II) FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF THIS GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

      16. COUNTERPARTS; EFFECTIVENESS. This Guaranty may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument. This Guaranty shall become effective as to Guarantor upon the execution of a counterpart hereof by Guarantor and receipt by the Guarantied Party of written or telephonic notification of such execution and authorization of delivery thereof.

      17.   GUARANTIED PARTY AS AGENT.

            (a) Guarantied Party has been appointed to act as Guarantied Party hereunder by the Beneficiaries. Guarantied Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Guaranty, the Purchase Agreement, the Notes and the Collateral Documents; provided that Guarantied Party shall exercise, or refrain from exercising, any remedies under or with respect to this Guaranty in accordance with the instructions of the Required Holders.

            (b) Guarantied Party shall at all times be the same Person that is Collateral Agent under the Collateral Agency Agreement. Written notice of resignation by Collateral Agent pursuant to Section 4.04 of the Collateral Agency Agreement shall also constitute notice of resignation as Guarantied Party under this Guaranty; and appointment of a successor Collateral Agent pursuant to
Section 4.04 of the Collateral Agency Agreement shall also constitute appointment of a successor Guarantied Party under this Guaranty. Upon any such resignation or removal, the Beneficiaries shall have the right to appoint a successor Guarantied Party. If no successor Guarantied Party shall have been appointed by the Required Holders and shall have accepted such appointment within sixty (60) days after the retiring Guarantied Party's giving of notice of resignation or the Required Holders' removal of the retiring Guarantied Party, then the Guarantied Party's resignation or removal shall nonetheless be effective, and the Required Holders shall assume and perform all duties of the Guarantied Party until such time, if any, as the Required Holders appoint a successor guarantied party. Upon the acceptance of any appointment as Guarantied Party hereunder by a successor Guarantied Party, such successor Guarantied Party shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Guarantied Party under this Guaranty, and the retiring Guarantied Party under this Guaranty shall promptly (i) transfer to such successor Guarantied Party all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Guarantied Party under this Guaranty, and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Guarantied Party of the rights created hereunder, whereupon such retiring Guarantied Party shall be discharged from its duties and obligations under this Guaranty. After any retiring Guarantied Party's resignation hereunder as Guarantied Party, the provisions of this Guaranty shall inure to its benefits as to any actions taken or omitted to be taken by it under this Guaranty while it was Guarantied Party hereunder. After any retiring Guarantied Party's resignation or removal hereunder, the provisions of this Agreement, Section 4 of the Collateral Agency Agreement and the provisions of Section 1.5 of the Purchase Agreement, shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Guarantied Party.



                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, Guarantor and the Guarantied Party, solely for the purpose of the provisions of Sections 14 and 16, have caused this Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                    NEXTWAVE WIRELESS INC.,
                                    as Guarantor


                                    By:     /s/ Frank Cassou
                                            ----------------------------
                                            Name: Frank Cassou
                                            Title:    Executive Vice President



                                    NOTICE ADDRESS: SEE ANNEX A ATTACHED HERETO.





















                                                                  PARENT GURANTY

                                    THE BANK OF NEW YORK,
                                    as Guarantied Party


                                    By:  /s/ Stephen C. Jerard
                                       ---------------------------------
                                       Name:    Stephen C. Jerard
                                       Title:   Vice President




                              Address:   The Bank of New York,
                                         Asset Solutions Division
                                         600 East Las Colinas Blvd.
                                         Suite 1300
                                         Irving, Texas 75039
                                         Attention: Director of Agent Services,
                                         Stephen Jerard













                                                                  PARENT GURANTY

                                                                         Annex A

                                    Guarantor Address



12670 High Bluff Drive
San Diego, California 92130